                                                                      Exhibit 99
[GRAPHIC OMITTED][GRAPHIC OMITTED]
BALDWIN & LYONS, INC.
PROTECTIVE INSURANCE COMPANY
SAGAMORE INSURANCE COMPANY
B & L INSURANCE, LTD. (BERMUDA)
--------------------------------------------------------------------------------
1099 North Meridian Street
Indianapolis, IN 46204
(317) 636-9800


Subj:  Baldwin & Lyons, Inc.                                  September 20, 2005
       Announcement of Hurricane               Press Contact: G. Patrick Corydon
         Katrina Exposure                              (317) 636-9800 (ext. 355)
                                                     corydon@baldwinandlyons.com


       INDIANAPOLIS, INDIANA, SEPTEMBER 20, 2005--Baldwin & Lyons, Inc. (NASD:
BWINA, BWINB) announces it expects losses from Hurricane Katrina to be $12.0 million, before taxes. The Baldwin & Lyons Group's exposure to this hurricane comes from its reinsurance assumed division of Protective Insurance Company.